EXECUTION VERSION

OMNIBUS AMENDMENT NO. 5

THIS OMNIBUS AMENDMENT NO. 5, dated as of June 14, 2019 (this “Amendment”), to the Existing Credit Agreement and the Existing Guarantee and Security Agreement (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I) is among TCG BDC, Inc. (f/k/a CARLYLE GMS FINANCE, INC.), a Maryland corporation (the “Borrower”), the Lenders party hereto, HSBC BANK USA, N.A. (“HSBC”) as existing administrative agent (the “Existing Administrative Agent”), existing collateral agent (the “Existing Collateral Agent”) and existing swingline lender (the “Existing Swingline Lender”) and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as successor administrative agent (as successor to HSBC, in such capacity, the “Successor Administrative Agent”), successor collateral agent (as successor to HSBC, in such capacity, the “Successor Collateral Agent”) and successor swingline lender (as successor to HSBC, in such capacity, the “Successor Swingline Lender”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders and the Existing Administrative Agent are parties to the Senior Secured Revolving Credit Agreement, dated as of March 21, 2014 (as amended by the Omnibus Amendment No. 1 dated as of January 8, 2015, the Omnibus Amendment No. 2 dated as of May 25, 2016, the Omnibus Amendment No. 3 dated as of March 22, 2017, the Omnibus Amendment No. 4 dated as of September 25, 2018 (the “Existing Credit Agreement”), and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower, the Existing Administrative Agent and the Existing Collateral Agent are parties to the Guarantee and Security Agreement, dated as of March 21, 2014 (as amended by the Omnibus Amendment No. 1 dated as of January 8, 2015, the Omnibus Amendment No. 2 dated as of May 25, 2016, the Omnibus Amendment No. 3 dated as of March 22, 2017, the Omnibus Amendment No. 4 dated as of September 25, 2018 (the “Existing Guarantee and Security Agreement”), and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Guarantee and Security Agreement”);
WHEREAS, HSBC hereby notifies the Lenders that it wishes to resign in its capacity as Existing Administrative Agent, Existing Collateral Agent and Existing Swingline Lender, and each of the parties hereto hereby desire to appoint JPMCB as the successor to HSBC in all such capacities, and JPMCB desires to assume such obligations in accordance with the terms and conditions of the Credit Agreement, the Guarantee and Security Agreement and this Amendment.
WHEREAS, the Borrower has requested that the Lenders agree to amend the Existing Credit Agreement and the Existing Guarantee and Security Agreement and each Lender, the Successor Administrative Agent, the Successor Collateral Agent and the Successor Swingline Lender are willing, from and after the Fifth Amendment Effective Date (as hereinafter defined), on the terms and subject to the conditions hereinafter set forth, to agree to the amendments set forth below and the other terms hereof;

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NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:
ARTICLE I
DEFINITIONS
SECTION 1.1.     Definitions. Capitalized terms used in this Amendment but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.
ARTICLE II
AMENDMENT TO CREDIT AGREEMENT
Subject to the satisfaction of the conditions precedent set forth in Section 4.1 hereof, effective on and as of the Fifth Amendment Effective Date (as hereinafter defined), the Borrower, the Lenders and the Successor Administrative Agent hereby agree that the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached hereto as Exhibit A.
ARTICLE III
AMENDMENT TO GUARANTEE AND SECURITY AGREEMENT
Subject to the occurrence of the Fifth Amendment Effective Date (as hereinafter defined), the Existing Guarantee and Security Agreement is amended in accordance with this Article III.
SECTION 3.1.    All references to “HSBC” in the Existing Guarantee and Security Agreement are hereby deleted and replaced with “JPMCB”.
SECTION 3.2.    All references to “HSBC BANK USA, N.A.” in the Existing Guarantee and Security Agreement are hereby deleted and replaced with “JPMorgan Chase Bank, N.A.”.
SECTION 3.3.    Section 10.01. Notices. The “Address for Notices” for the Successor Collateral Agent shall be as follows:
“JPMorgan Chase Bank, N.A.

CIB DMO WLO

Mail code NY1-C413

4 CMC, Brooklyn, NY, 11245-0001

United States

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Email:
ib.collateral.services@jpmchase.com”.
ARTICLE IV
CONDITIONS TO EFFECTIVENESS
SECTION 4.1. Effective Date. This Amendment shall become effective on the date each of the following conditions have been satisfied (the “Fifth Amendment Effective Date”):
(a)    delivery to the Successor Administrative Agent of counterparts of this Amendment duly executed by each of the Borrower, each Lender, the Existing Administrative Agent and the Successor Administrative Agent;
(b)    all fees and expenses owing to the Existing Administrative Agent and the Successor Administrative Agent, and all other invoiced or otherwise documented fees, expenses and costs (including attorney’s fees and disbursements) shall have been paid;
(c)    the Borrower shall cause to be delivered to the Successor Administrative Agent an opinion of counsel in form and substance reasonably satisfactory to the Successor Administrative Agent regarding the enforceability of this Amendment and a customary bring-down opinion in respect of the creation and perfection of the security under the Guarantee and Security Agreement;
(d)    the Borrower shall cause to be delivered to the Successor Administrative Agent a Borrowing Base Certificate showing a calculation of the pro forma Borrowing Base as of May 31, 2019;
(e)    the Successor Administrative Agent and the Borrower shall have executed and delivered a fee letter in relation to the annual agency fee and other related fees paid to the Successor Administrative Agent in its capacity as the Administrative Agent and Collateral Agent;
(f)    the Existing Administrative Agent shall have delivered the Register maintained by the Existing Administrative Agent as of June 14, 2019 (which shall include evidence of the principal, interest and other sums due under the Loan Documents) to the Successor Administrative Agent;
(g)    all accrued and unpaid interest and commitment fees shall have been paid to the Existing Administrative Agent; and
(h)    the actions described in Schedule I shall have been performed.
ARTICLE V
ACKNOWLEDGMENT OF SUCCESSOR ADMINISTRATIVE AGENT, SUCCESSOR SWINGLINE LENDER AND SUCCESSOR COLLATERAL AGENT

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SECTION 5.1.     Resignation, Appointment and Acceptance of Appointment. Each of the parties to this Amendment hereby acknowledges and agrees that, prior to giving effect to any of the amendments set forth in Articles II or III of this Amendment, HSBC (the “Retiring Agent”) has resigned in its capacity as Administrative Agent, Swingline Lender and Collateral Agent under the Credit Agreement, the Guarantee and Security Agreement and each of the other Loan Documents, and, as of the Fifth Amendment Effective Date, subject to the last sentence of this Section 5.1, has assigned all of its interests under the Existing Credit Agreement, the Existing Guarantee and Security Agreement and the other Loan Documents, to JPMCB, and the Parties hereto, including the Lenders, hereby appoint JPMCB as successor (the “Successor Agent”). The Successor Agent hereby acknowledges and agrees to such appointment. The Retiring Agent, the undersigned Lenders and the Successor Agent each agree that as of the Fifth Amendment Effective Date such resignation and appointment and the acceptance thereof are effective under the Loan Documents and binding on each of the parties hereto. Each of the parties hereto agrees to execute all such further documents and take such further action, at the expense of the Borrower, as may be necessary to evidence the resignation and appointment described herein. For the avoidance of doubt, the Retiring Agent is not assigning, nor is the Successor Agent assuming, any Loans (including Swingline Loans) made by the Retiring Agent in its capacity as Lender or Swingline Lender.
SECTION 5.2. Rights, Duties and Obligations.
(a)    As of the Fifth Amendment Effective Date, (i) the Successor Agent shall succeed to and become vested with all the applicable rights, powers, discretion, privileges and shall assume all the applicable duties and obligations of the Retiring Agent as described in the Existing Credit Agreement, the Existing Guarantee and Security Agreement and the other Loan Documents, and shall be bound by the terms thereof in its respective capacities as Administrative Agent, Collateral Agent and Swingline Lender, in each case as if the Successor Agent had been a party to each of the Existing Credit Agreement and the Existing Guarantee and Security Agreement and the other Loan Documents in such respective capacities on and from the date of those agreements, (ii) any reference to the Retiring Agent in the Loan Documents shall be deemed to be a reference to the Successor Agent, and (iii) subject to Sections 5.2(b) and (c) below, the Retiring Agent is hereby discharged from its duties and obligations under the Loan Documents in its capacities as Administrative Agent, Swingline Lender, and Collateral Agent; provided that the provisions of (x) Article VIII and Section 9.03 of the Existing Credit Agreement and (y) Sections 9 and 10.04 of the Existing Guarantee and Security Agreement shall, in each case, continue in effect for the benefit of the Retiring Agent in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent, Swingline Lender or Collateral Agent, as applicable
(b)    The Borrower and the Lenders expressly agree and acknowledge that (i) the Successor Agent shall bear no responsibility for any actions taken or omitted to be taken by the Retiring Agent prior to the Fifth Amendment Effective Date in any of its capacities as Administrative Agent, Collateral Agent and Swingline Lender under the Loan Documents and (ii) the Successor Agent is not assuming any liability (A) under or related to the Loan Documents prior to the Fifth Amendment Effective Date, (B) for any and all claims under or related to the Loan Documents that may have arisen or accrued prior to the Fifth Amendment Effective Date, and (C) has not made an independent investigation as to the completeness or accuracy of the attachments and Schedules

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attached hereto and the information contained herein or therein, and may conclusively rely thereon for all purposes under the Existing Credit Agreement and the Existing Guarantee and Security Agreement and other Loan Documents.
(c)    The Retiring Agent expressly agrees and acknowledges that (i) it shall continue to bear responsibility for any actions taken or omitted to be taken by the it while it served as Administrative Agent, Collateral Agent and Swingline Lender under the Loan Documents; provided that the provisions of (x) Article VIII and Section 9.03 of the Existing Credit Agreement and (y) Sections 9 and 10.04 of the Existing Guarantee and Security Agreement shall, in each case, continue in effect for the benefit of the Retiring Agent in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent or Collateral Agent, as applicable, and (ii) the Successor Agent is not assuming any liability of the Retiring Agent (A) under or related to the Loan Documents prior to the Fifth Amendment Effective Date and (B) for any and all claims under or related to the Loan Documents that may have arisen or accrued prior to the Fifth Amendment Effective Date. Each of the Obligors confirms as of the date hereof that it has no actual knowledge of any claim against the Retiring Agent under the Loan Documents.
(d)    The Retiring Agent hereby transfers and assigns to the Successor Agent, effective on and after the Fifth Amendment Effective Date, each of the Liens and security interests granted to the Retiring Agent under the Loan Documents and the Successor Agent hereby assumes all such Liens, for its benefit and for the ratable benefit of all other Secured Parties (as defined in the Guarantee and Security Agreement) under the Loan Documents. Each of the Borrower and the Retiring Agent authorizes the Successor Agent to file any Uniform Commercial Code (as in effect from time to time in the State of New York, the “UCC”) assignments or amendments with respect to the UCC financing statements, mortgages, and other filings in respect of the Collateral as the Successor Agent deems reasonably necessary or desirable to maintain or perfect the Collateral.
(e)    The Retiring Agent covenants and agrees that it will use commercially reasonable efforts to take all actions reasonably requested by the Successor Agent or its representatives at the cost of the Borrower to facilitate the transfer of information in its possession with respect to the Loan Documents needed by the Successor Agent in connection with the Loan Documents.
ARTICLE VI
REPRESENTATIONS AND WARRANTIES
SECTION 6.1.     Borrower Representations and Warranties. To induce the Lenders and the Successor Administrative Agent to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders and the Successor Administrative Agent on the Fifth Amendment Effective Date that (A) the representations and warranties contained in Article III of the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, in the case of any portion of any representations and warranties already subject to a materiality qualifier, true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (B) no Default or Event of Default has occurred and is continuing.

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ARTICLE VII
REAFFIRMATION OF LIEN GRANT
SECTION 8.1. Reaffirmation. After giving effect to the amendments set forth in Article III, the Borrower hereby absolutely and unconditionally reaffirms to the Successor Administrative Agent and the Successor Collateral Agent, for the benefit of the Secured Parties, its grant of a Lien in the Collateral pursuant to, and in accordance with, Section 4 of the Guarantee and Security Agreement.
ARTICLE VIII
MISCELLANEOUS
SECTION 8.1.     Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.
SECTION 8.2.     Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
SECTION 8.3.     Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby, including Articles VIII and IX thereof.
SECTION 8.4.     Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 8.5.     Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 8.6.     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 8.7.     Submission to Jurisdiction. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that

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a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.
SECTION 8.8.     WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS. THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 8.9.     Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement, the Guarantee and Security Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Credit Agreement, the Guarantee and Security Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower which would require the consent of the Lenders under the Credit Agreement or any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, each reference in the Guarantee and Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Guarantee and Security Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement or the Guarantee and Security Agreement, as applicable, shall mean and be a reference to the Credit Agreement or the Guarantee and Security Agreement, as applicable, as modified hereby.
SECTION 8.10.     Fifth Amendment Effective Date Adjustments. If, in connection with the Fifth Amendment Effective Date, there is any increase, reduction or change in the Commitments, on the Fifth Amendment Effective Date the Borrower will borrow from each of the Lenders, and the Lenders will make Loans to the Borrower (in the case of Eurocurrency Loans, with Interest Period(s) ending on the date(s) of any then outstanding Interest Period(s) under the Existing Credit Agreement), and (notwithstanding the provisions in this Agreement requiring that borrowings and

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prepayments be made ratably in accordance with the principal amounts of the Loans held by the Lenders) taking into consideration outstanding Revolving Dollar Credit Exposure and Revolving Multicurrency Credit Exposure as of the Fifth Amendment Effective Date, the Borrower shall prepay the Loans held by the Lenders in such amounts as may be necessary, together with any amounts payable under Section 2.15, so that after giving effect to such Loans and prepayments, the Loans (and Interest Period(s) of Eurocurrency Loan(s)) of each Class shall be held by the Lenders pro rata in accordance with the respective amounts of their Commitments of such Class. Concurrently therewith, the Lenders shall be deemed to have adjusted their participation interests in any outstanding Letters of Credit of a Class so that such interests are held ratably in accordance with their Commitments of such Class as so modified.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER:    TCG BDC, INC.

By: /s/ Erik Barrios
Name: Erik Barrios
Title: CCO & Secretary

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Signature Page to Amendment No. 5

HSBC BANK USA, N.A.,
as Existing Administrative Agent and Existing Collateral Agent

By: /s/ Anita Ram
Name: Anita Ram
Title: AVP

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Signature Page to Amendment No. 5

HSBC BANK USA, N.A.,
as Existing Swingline Lender

By: /s/ Shubhendu Kudaisya
Name: Shubhendu Kudaisya
Title: SVP, Structured Finance Group

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Signature Page to Amendment No. 5

JPMORGAN CHASE BANK, N.A.,
as Successor Administrative Agent, Successor Collateral Agent, Successor Swingline Lender and Lender

By: /s/ Diego E. Nunes
Name: Diego E. Nunes
Title: Executive Director

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Signature Page to Amendment No. 5

LENDERS:

STATE STREET BANK AND TRUST COMPANY,
as a Lender

By: /s/ John Doherty
Name: John Doherty
Title: Vice President

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Signature Page to Amendment No. 5

LENDERS:

MUFG UNION BANK, N.A.,
as a Lender

By: /s/ Jacob Ulevich
Name: Jacob Ulevich
Title: Director

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Signature Page to Amendment No. 5

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Manisha Kumar
Name: Manisha Kumar
Title: Vice President

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Signature Page to Amendment No. 5

LENDERS:

CITIBANK, N.A.,
as a Lender

By: /s/ Eros Marshall
Name: Eros Marshall
Title: Director

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Signature Page to Amendment No. 5

LENDERS:

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By: /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

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Signature Page to Amendment No. 5

LENDERS:

BARCLAYS BANK PLC,
as a Lender

By: /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Director

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Signature Page to Amendment No. 5

LENDERS:

CIT FINANCE LLC,
as a Lender

By: /s/ Robert L. Klein
Name: Robert L. Klein
Title: Director

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Signature Page to Amendment No. 5

LENDERS:

MORGAN STANLEY BANK, N.A.,
as a Lender

By: /s/ Michael King
Name: Michael King
Title: Authorized Signer

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Signature Page to Amendment No. 5

SCHEDULE I

SUCCESSOR COLLATERAL AGENT ACTIONS

1.	The following UCC financing statements currently on file shall be amended to list the Successor Agent as the Secured Party:

a.
UCC Financing Statement naming TCG BDC, Inc. as debtor and HSBC Bank USA, N.A. as secured party, originally filed on March 25, 2014 with the Maryland State Department of Assessments and Taxation, file number: 0000000181495423.

2.	Assignment of Control Agreement from Retiring Agent to Successor Agent.

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Exhibit A

[See Attached]

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